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                                                                     EXHIBIT 6



                               ARTHUR ANDERSEN LLP


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-52645 for Hartford Life Insurance Company Separate Account Five on Form S-6.

                                                 /s/ Arthur Andersen LLP

Hartford, Connecticut
February 15, 1999